                                                                    Exhibit 99

                                POWER OF ATTORNEY


         WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission on or before May 1, 1998, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statement of the Company's Separate Account 1 and post-effective amendments to the registration statement of the Company's Separate Account 2 (collectively, the "Post-Effective Amendments"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett and Edward S. Heenan, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, including the prospectuses, statements of additional information and exhibits included therein, and thereafter to execute and file any additional amended post-effective amendment or amendments, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing (collectively, the "Amended Documents"), hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendments and Amended Documents and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such Post-Effective Amendments shall have become effective under the federal securities laws and in any event no later than June 1, 1998.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of February, 1998.


                                                   /s/ John F. Barrett
                                                   -----------------------------
                                                   John F. Barrett

                                POWER OF ATTORNEY


         WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission on or before May 1, 1998, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statement of the Company's Separate Account 1 and post-effective amendments to the registration statement of the Company's Separate Account 2 (collectively, the "Post-Effective Amendments"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett and Edward S. Heenan, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, including the prospectuses, statements of additional information and exhibits included therein, and thereafter to execute and file any additional amended post-effective amendment or amendments, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing (collectively, the "Amended Documents"), hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendments and Amended Documents and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such Post-Effective Amendments shall have become effective under the federal securities laws and in any event no later than June 1, 1998.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of February, 1998.


                                                  /s/ James N. Clark
                                                  ------------------------------
                                                  James N. Clark

                                POWER OF ATTORNEY


         WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission on or before May 1, 1998, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statement of the Company's Separate Account 1 and post-effective amendments to the registration statement of the Company's Separate Account 2 (collectively, the "Post-Effective Amendments"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett and Edward S. Heenan, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, including the prospectuses, statements of additional information and exhibits included therein, and thereafter to execute and file any additional amended post-effective amendment or amendments, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing (collectively, the "Amended Documents"), hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendments and Amended Documents and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such Post-Effective Amendments shall have become effective under the federal securities laws and in any event no later than June 1, 1998.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of February, 1998.


                                                     /s/ Dr. Lawrence C. Hawkins
                                                     ---------------------------
                                                     Dr. Lawrence C. Hawkins

                                POWER OF ATTORNEY


         WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission on or before May 1, 1998, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statement of the Company's Separate Account 1 and post-effective amendments to the registration statement of the Company's Separate Account 2 (collectively, the "Post-Effective Amendments"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett and Edward S. Heenan, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, including the prospectuses, statements of additional information and exhibits included therein, and thereafter to execute and file any additional amended post-effective amendment or amendments, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing (collectively, the "Amended Documents"), hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendments and Amended Documents and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such Post-Effective Amendments shall have become effective under the federal securities laws and in any event no later than June 1, 1998.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of February, 1998.


                                                 /s/ Dr. J. Harold Kotte
                                                 ------------------------------
                                                 Dr. J. Harold Kotte

                                POWER OF ATTORNEY


         WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission on or before May 1, 1998, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statement of the Company's Separate Account 1 and post-effective amendments to the registration statement of the Company's Separate Account 2 (collectively, the "Post-Effective Amendments"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett and Edward S. Heenan, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, including the prospectuses, statements of additional information and exhibits included therein, and thereafter to execute and file any additional amended post-effective amendment or amendments, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing (collectively, the "Amended Documents"), hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendments and Amended Documents and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such Post-Effective Amendments shall have become effective under the federal securities laws and in any event no later than June 1, 1998.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of February, 1998.


                                                   /s/ Carl A. Kroch
                                                   ----------------------------
                                                   Carl A. Kroch

                                POWER OF ATTORNEY


         WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission on or before May 1, 1998, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statement of the Company's Separate Account 1 and post-effective amendments to the registration statement of the Company's Separate Account 2 (collectively, the "Post-Effective Amendments"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett and Edward S. Heenan, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, including the prospectuses, statements of additional information and exhibits included therein, and thereafter to execute and file any additional amended post-effective amendment or amendments, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing (collectively, the "Amended Documents"), hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendments and Amended Documents and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such Post-Effective Amendments shall have become effective under the federal securities laws and in any event no later than June 1, 1998.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of February, 1998.


                                                  /s/ Eugene P. Ruehlmann
                                                  ------------------------------
                                                  Eugene P. Ruehlmann

                                POWER OF ATTORNEY


         WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission on or before May 1, 1998, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statement of the Company's Separate Account 1 and post-effective amendments to the registration statement of the Company's Separate Account 2 (collectively, the "Post-Effective Amendments"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett and Edward S. Heenan, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, including the prospectuses, statements of additional information and exhibits included therein, and thereafter to execute and file any additional amended post-effective amendment or amendments, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing (collectively, the "Amended Documents"), hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendments and Amended Documents and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such Post-Effective Amendments shall have become effective under the federal securities laws and in any event no later than June 1, 1998.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of February, 1998.


                                                    /s/ Thomas L. Williams
                                                    ----------------------------
                                                    Thomas L. Williams

                                POWER OF ATTORNEY


         WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission on or before May 1, 1998, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statement of the Company's Separate Account 1 and post-effective amendments to the registration statement of the Company's Separate Account 2 (collectively, the "Post-Effective Amendments"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett and Edward S. Heenan, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, including the prospectuses, statements of additional information and exhibits included therein, and thereafter to execute and file any additional amended post-effective amendment or amendments, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing (collectively, the "Amended Documents"), hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendments and Amended Documents and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such Post-Effective Amendments shall have become effective under the federal securities laws and in any event no later than June 1, 1998.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of February, 1998.


                                                   /s/ William J. Williams
                                                   -----------------------------
                                                   William J. Williams

                                POWER OF ATTORNEY


         WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission on or before May 1, 1998, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, post-effective amendments to the registration statement of the Company's Separate Account 1 and post-effective amendments to the registration statement of the Company's Separate Account 2 (collectively, the "Post-Effective Amendments"); and

         WHEREAS, the undersigned is a Director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett and Edward S. Heenan, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file the Post-Effective Amendments, including the prospectuses, statements of additional information and exhibits included therein, and thereafter to execute and file any additional amended post-effective amendment or amendments, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing (collectively, the "Amended Documents"), hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendments and Amended Documents and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such Post-Effective Amendments shall have become effective under the federal securities laws and in any event no later than June 1, 1998.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of February, 1998.


                                                  /s/ Chalmers P. Wylie
                                                  -----------------------------
                                                  Chalmers P. Wylie

                                POWER OF ATTORNEY

         WHEREAS, SELECT ADVISORS PORTFOLIOS, a New York trust (the "Trust"), is required, under rules, regulations and interpretations of the Securities and Exchange Commission to sign the registration statements of investment companies who invest primarily in the portfolios of the Trust, and

         WHEREAS, Western-Southern Life Assurance Separate Account 1 ("SA1") and Separate Account 2 ("SA2") each invests, through one or more of its respective Sub-Accounts, solely in one or more portfolios of the Trust, thus requiring that the officers and trustees of the Trust sign the post-effective amendments to the registration statement of the SA1 and the post-effective amendments to the registration statement of SA2 (collectively, the "Post-Effective Amendments") to be filed on or before May 1, 1998, and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett, Edward S. Heenan and Edward G. Harness, Jr., and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Trust, to sign and participate in the filing of the Post-Effective Amendments, including the prospectuses, statements of additional information and exhibits included therein, and thereafter to execute and file any additional amended post-effective amendment or amendments, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing (collectively, the "Amended Documents"), hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendments and Amended Documents and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effect only until such Post-Effective Amendments shall have become effective under the federal securities laws and in any event no later than June 1, 1998.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th of February, 1998.

                                                 /s/ Joseph S. Stern, Jr.
                                                 -------------------------------
                                                 Joseph S. Stern, Jr.

                                POWER OF ATTORNEY

         WHEREAS, SELECT ADVISORS PORTFOLIOS, a New York trust (the "Trust"), is required, under rules, regulations and interpretations of the Securities and Exchange Commission to sign the registration statements of investment companies who invest primarily in the portfolios of the Trust, and

         WHEREAS, Western-Southern Life Assurance Separate Account 1 ("SA1") and Separate Account 2 ("SA2") each invests, through one or more of its respective Sub-Accounts, solely in one or more portfolios of the Trust, thus requiring that the officers and trustees of the Trust sign the post-effective amendments to the registration statement of the SA1 and the post-effective amendments to the registration statement of SA2 (collectively, the "Post-Effective Amendments") to be filed on or before May 1, 1998, and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett, Edward S. Heenan and Edward G. Harness, Jr., and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Trust, to sign and participate in the filing of the Post-Effective Amendments, including the prospectuses, statements of additional information and exhibits included therein, and thereafter to execute and file any additional amended post-effective amendment or amendments, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing (collectively, the "Amended Documents"), hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendments and Amended Documents and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effect only until such Post-Effective Amendments shall have become effective under the federal securities laws and in any event no later than June 1, 1998.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th of February, 1998.

                                                      /s/ David Pollak
                                                      -------------------------
                                                      David Pollak

                                POWER OF ATTORNEY

         WHEREAS, SELECT ADVISORS PORTFOLIOS, a New York trust (the "Trust"), is required, under rules, regulations and interpretations of the Securities and Exchange Commission to sign the registration statements of investment companies who invest primarily in the portfolios of the Trust, and

         WHEREAS, Western-Southern Life Assurance Separate Account 1 ("SA1") and Separate Account 2 ("SA2") each invests, through one or more of its respective Sub-Accounts, solely in one or more portfolios of the Trust, thus requiring that the officers and trustees of the Trust sign the post-effective amendments to the registration statement of the SA1 and the post-effective amendments to the registration statement of SA2 (collectively, the "Post-Effective Amendments") to be filed on or before May 1, 1998, and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett, Edward S. Heenan and Edward G. Harness, Jr., and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Trust, to sign and participate in the filing of the Post-Effective Amendments, including the prospectuses, statements of additional information and exhibits included therein, and thereafter to execute and file any additional amended post-effective amendment or amendments, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing (collectively, the "Amended Documents"), hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendments and Amended Documents and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effect only until such Post-Effective Amendments shall have become effective under the federal securities laws and in any event no later than June 1, 1998.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th of February, 1998.

                                                    /s/ William J. Williams
                                                    ----------------------------
                                                    William J. Williams